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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                          ----------------------------

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 15, 2008

                                HEICO Corporation
             (Exact name of registrant as specified in its charter)

          Florida                       1-4604                   65-0341002
(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)

                   3000 Taft Street, Hollywood, Florida 33021
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (954) 987-4000
          (Former Name or Former Address, if Changed Since Last Report)

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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02.   Departure of Directors or Certain Officers; Election of Directors;
             Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In October 2006, the Board of Directors of HEICO Corporation (the "Company") established the HEICO Corporation Leadership Compensation Plan (the "Plan"), a nonqualified deferred compensation plan. The Plan provides eligible employees, officers and directors of the Company the opportunity to voluntarily defer base salary, bonus payments, commissions, long-term incentive awards and directors fees, as applicable, on a pre-tax basis.

In September 2008, the Board of Directors of the Company approved an amendment to the Plan to provide for the elective deferral of the portion of director fees which are used to purchase shares of Company common stock pursuant to the Company's director compensation policy.

On December 15, 2008, the Board of Directors of the Company approved additional amendments to comply with the final Section 409A regulations issued by the Internal Revenue Service, which become effective January 1, 2009. A copy of the Plan, as amended and restated, is attached as Exhibit 10.1 to this Current Report on Form 8-K and the terms of which are hereby incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

10.1 HEICO Corporation Leadership Compensation Plan effective October 1, 2006, as Amended and Restated, effective
             January 1, 2009.
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                                    SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    HEICO CORPORATION

Date: December 16, 2008                   By: /s/ THOMAS S. IRWIN
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                                                     Thomas S. Irwin,
                                                     Executive Vice President
                                                     and Chief Financial Officer
                                                     (Principal Financial and
                                                     Accounting Officer)
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                                  EXHIBIT INDEX

Exhibit No.  Description
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10.1         HEICO Corporation Leadership Compensation Plan effective
             October 1, 2006, as Amended and Restated, effective
             January 1, 2009.